SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
to
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 15, 2007
GRUBB & ELLIS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
formation)
500 West Monroe Street, Suite 2800, Chicago, Illinois 60661

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (312) 698-6700
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 9.01 Financial Statements and Exhibits.

(A)	Pro Forma Financial Information (unaudited)
	(1)	Pro Forma Condensed Consolidated Balance Sheets as of December 31, 2006 (unaudited)
	(2)	Pro Forma Condensed Consolidated Statements of Operations for the year ended June 30, 2006 and for the six months ended December 31, 2006 (unaudited)

(B)	Financial Statements of Real Estate Operations Acquired
	(1)	6400 Shafer Court – Rosemont, Illinois
Report of Independent Registered Public Accounting Firm
Statement of Revenue and Certain Expenses for the year ended December 31, 2006
Notes to Statement of Revenue and Certain Expenses
	(2)	Abrams Office Centre – Dallas, Texas
Report of Independent Registered Public Accounting Firm
Statement of Revenue and Certain Expenses for the year ended December 31, 2006
Notes to Statement of Revenue and Certain Expenses

(C)	Exhibits
Exhibit 23.1 Consent of Ernst & Young LLP

(D)	Signature

Item 2.01 Completion of Acquisition or Disposition of Assets
     On February 28, 2007, Grubb & Ellis Company (the “Company”), through GERA 6400 Shafer LLC, a wholly owned subsidiary of the Company, closed on the purchase of commercial real property pursuant to the Purchase and Sale Agreement dated as of February 12, 2007, with F/B 6400 Shafer Ct. (Rosemont), LLC (the “Rosemont Property”). The purchase price for the Rosemont Property was $21,500,000.
     On February 20, 2007, the Company, through GERA Abrams Centre LLC, a wholly owned subsidiary of the Company, closed on the purchase of certain real property pursuant to the Purchase and Sale Agreement dated as of October 24, 2006, as amended, with Abrams Office Center, Ltd. (the “Abrams Property”). The purchase price for the Abrams Property was $20,000,000.
     The Company acquired the Rosemont Property and Abrams Property (collectively “The Properties”) with the intention to hold them for future sale to Grubb & Ellis Realty Advisors, Inc. (“Realty Advisors”). The Company and Realty Advisors, however, do not have any current arrangement or agreement with respect to The Properties and Realty Advisors does not have any obligation to purchase The Properties from the Company. Any subsequent acquisition by Realty Advisors of The Properties would be subject to the prior approval of both Realty Advisors’ Board of Directors and its stockholders.

Item 9.01 Financial Statements and Exhibits.
Pro Forma Condensed Consolidated Balance Sheets
(Unaudited)
The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company is presented as if The Properties were acquired on December 31, 2006. This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto as filed on Form 10-Q for the six months ended December 31, 2006 and on Form 10-K for the year ended June 30, 2006. In management’s opinion, all adjustments necessary to reflect the acquisition of The Properties have been made. The following Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming the above transactions had been consummated at December 31, 2006, nor does it purport to represent the future financial position of the Company.

Grubb & Ellis Company
Pro Forma Condensed Consolidated Balance Sheets
(in thousands, except share data)
As of December 31, 2006
(unaudited)

		The Properties
	Historical (A)	(B)	Pro Forma
Current assets:
Cash and cash equivalents, including restricted deposits of $800	$37,732	$—	$37,732
Services fees receivable, net	16,959	—	16,959
Other receivables	4,309	—	4,309
Professional service contracts, net	5,475	—	5,475
Prepaid and other current assets	5,120	—	5,120
Real estate held for sale	—	42,344	42,344
Deferred tax assets, net	1,736	—	1,736

Total current assets	71,331	42,344	113,675
Noncurrent assets:
Equipment, software and leasehold improvements, net	10,271	—	10,271
Goodwill, net	24,763	—	24,763
Investment in affiliate	4,266	—	4,266
Professional service contracts, net	8,552	—	8,552
Other assets	2,156	—	2,156

Total assets	$121,339	$42,344	$163,683

Current liabilities:
Accounts payable	$5,273	$—	$5,273
Commissions payable	15,767	—	15,767
Accrued compensation and employee benefits	17,911	—	17,911
Liabilities related to real estate held for sale	—	42,344	42,344
Deferred commissions payable	11,428	—	11,428
Other accrued expenses	11,912	—	11,912

Total current liabilities	62,291	42,344	104,635
Long-term liabilities:
Accrued claims and settlements	4,993	—	4,993
Other liabilities	5,862	—	5,862

Total liabilities	73,146	42,344	115,490
Stockholders’ equity:
Preferred stock, $1,000 stated value: 1,000,000 shares authorized; 0 shares issued and outstanding	—	—	—
Common stock, $.01 par value: 50,000,000 shares authorized; 25,808,950 shares issued and outstanding	258	—	258
Additional paid-in-capital	94,009	—	94,009
Accumulated other comprehensive income	(677)	—	(677)
Retained deficit	(45,397)	—	(45,397)

Total stockholders’ equity	48,193	—	48,193

Total liabilities and stockholders’ equity	$121,339	$42,344	$163,683

Notes to Pro Forma Condensed Consolidated Balance Sheets
As of December 31, 2006

(A)	Represents the historical Condensed Consolidated Balance Sheet of the Company as of December 31, 2006.

(B)	Reflects the acquisition of the Rosemont Property for a purchase price of $21,450,000 and Abrams Property for a purchase price of $20,000,000. The amounts presented include net closing costs and adjustments of approximately $96,000. The acquisitions were funded through borrowings on the Company’s credit facility of approximately $41,546,000.

	6400 Shafer	Abrams	The
(in thousands)	Court	Office Centre	Properties
Assets:
Rental real estate, net	$21,578	$20,366	$41,944
Other assets	397	3	400

Total assets	$21,975	$20,369	$42,344

Liabilities:
Credit facilities	$21,491	$20,055	$41,546
Tenant deposits	184	166	350
Other liabilities	300	148	448

Total liabilities	$21,975	$20,369	$42,344

Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)
The accompanying unaudited Pro Forma Consolidated Statements of Operations for the six month period ended December 31, 2006 and for the year ended June 30, 2006 of the Company are presented as if The Properties had been acquired on July 1, 2005. These Pro Forma Consolidated Statements of Operations should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto as filed on Form 10-K for the year ended June 30, 2006 and on Form 10-Q for the six month period ended December 31, 2006. In management’s opinion, all adjustments necessary to reflect the above acquisitions have been made.
The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the six month period ended December 31, 2006 and for the year ended June 30, 2006 assuming the above transactions had been consummated at July 1, 2005, nor does it purport to represent the future results of operations of the Company.

Grubb & Ellis Company
Pro Forma Condensed Consolidated Statements of Operations
(in thousands, except share data)
For the year ended June 30, 2006
(unaudited)

		The
	Historical	Properties
	(A)	(B)	Pro Forma
Services revenue:
Transaction fees	$295,711	$—	$295,711
Management fees, including reimbursed salaries, wages and benefits	194,416	—	194,416

Total services revenue	490,127	—	490,127

Costs of services:
Transaction commissions	185,587	—	185,587
Reimbursable salaries, wages and benefits	143,537	—	143,537
Salaries, wages, benefits and other direct costs	37,364	—	37,364

Total costs of services	366,488	—	366,488

General and administrative costs:
Salaries, wages and benefits	58,463	—	58,463
Selling, general and administrative	48,700	—	48,700
Depreciation and amortization	7,748	—	7,748

Total costs	481,399	—	481,399

Total operating income	8,728	—	8,728

Other income and expenses:
Interest income	1,007	—	1,007
Interest expense	(2,530)	—	(2,530)

Income before income taxes	7,205	—	7,205
Provision for income taxes	(2,487)	—	(2,487)

Net income before income from investment in affiliate	4,718	—	4,718
Income from investment in affiliate	193	—	193

Income from continuing operations	4,911	—	4,911

Loss from operations of real estate held for sale, net of taxes of $34	—	(52)	(52)

Net income (loss)	4,911	(52)	4,859

Preferred stock redemption	—	—	—

Net income (loss) to common stockholders	$4,911	$(52)	$4,859

Net income per weighted average common share outstanding:
Basic -	$0.41	$0.00	$0.41
Diluted -	$0.40	$0.00	$0.39

Weighted average common shares outstanding:
Basic -	11,965,899	11,965,899	11,965,899
Diluted -	12,314,242	12,314,242	12,314,242

Notes to Pro Forma Condensed Consolidated Statements of Operations
For the year ended June 30, 2006

(A)	Represents the historical Condensed Consolidated Statement of Operations of the Company for the year ended June 30, 2006.

(B)	Reflects the operations of The Properties during the period presented including the interest expense for the period related to borrowings from the Company’s credit facility to fund the acquisitions.

Since the Company acquired both of The Properties with the intention to hold them for future sale to Realty Advisors, the results of operations of the Properties are reflected in the statements of operations as Discontinued Operations in accordance with Statement of Financial Accounting Standard No. 144.

	6400 Shafer	Abrams	The
(in thousands)	Court	Office Centre	Properties
Revenue:
Rental revenue	$1,538	$4,011	$5,549
Tenant reimbursements	1,076	18	1,094
Other income	9	23	32

Total revenues	2,623	4,052	6,675

Expenses:
Property operating & maintenance	513	536	1,049
Utilities	199	551	750
Real estate taxes	811	418	1,229
Property management	65	32	97
Other operating expenses	116	208	324
Insurance	42	71	113

Total expenses	1,746	1,816	3,562

Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA)	877	2,236	3,113
Interest Expense (1)	(1,655)	(1,544)	(3,199)
Benefit (provision) for income taxes	311	(277)	34

Income (loss) from Discontinued Operations	$(467)	$415	$(52)

(1)	Represents the estimated interest expense for the period related to borrowings from the Company’s credit facility to fund the acquisitions. This includes estimated total borrowings of approximately $41,546,000 with a weighted average borrowing rate of 7.70%.

Grubb & Ellis Company
Pro Forma Condensed Consolidated Statements of Operations
(in thousands, except share data)
For the six months ended December 31, 2006
(unaudited)

		The
	Historical	Properties
	(A)	(B)	Pro Forma
Services revenue:
Transaction fees	$163,593	$—	$163,593
Management fees, including reimbursed salaries, wages and benefits	99,495	—	99,495

Total services revenue	263,088	—	263,088

Costs of services:
Transaction commissions	105,031	—	105,031
Reimbursable salaries, wages and benefits	72,672	—	72,672
Salaries, wages, benefits and other direct costs	18,979	—	18,979

Total costs of services	196,682	—	196,682

General and administrative costs:
Salaries, wages and benefits	31,170	—	31,170
Selling, general and administrative	26,383	—	26,383
Depreciation and amortization	3,988	—	3,988

Total costs	258,223	—	258,223

Total operating income	4,865	—	4,865

Other income and expenses:
Gain on sale of marketable equity securities	3,765		3,765
Interest income	592	—	592
Interest expense	(700)	—	(700)

Income before income taxes	8,522	—	8,522
Provision for income taxes	(3,753)	—	(3,753)

Net income before income from investment in affiliate	4,769	—	4,769
Income from investment in affiliate	319	—	319

Income (loss) from continuing operations	5,088	—	5,088

Loss from operations of real estate held for sale, net of taxes of $423	—	(633)	(633)

Net income (loss)	5,088	(633)	4,455

Preferred stock redemption	(105,267)	—	(105,267)

Net loss to common stockholders	$(100,179)	$(633)	$(100,812)

Net loss per weighted average common share outstanding:
Basic -	$(3.97)	$(0.03)	$(3.99)
Diluted -	$(3.97)	$(0.03)	$(3.99)

Weighted average common shares outstanding:
Basic -	25,239,674	25,239,674	25,239,674
Diluted -	25,239,674	25,239,674	25,239,674

Notes to Pro Forma Condensed Consolidated Statements of Operations
For the six months ended December 31, 2006

(A)	Represents the historical Condensed Consolidated Statements of Operations of the Company for the six months ended December 31, 2006.

(B)	Reflects the operations of the Properties during the period presented including the incremental interest expense for the period related to borrowings from the Company’s credit facility to fund the acquisitions.

Since the Company acquired both of the Properties with the intention to hold them for future sale to Realty Advisors, the results of operations of the Properties are reflected in the statements of operations as Discontinued Operations in accordance with Statement of Financial Accounting Standard No. 144.

	6400 Shafer	Abrams	The
(in thousands)	Court	Office Centre	Properties
Revenue:
Rental revenue	$439	$1,309	$1,748
Tenant reimbursements	616	4	620
Other income	3	11	14

Total revenues	1,058	1,324	2,382

Expenses:
Property operating & maintenance	253	242	495
Utilities	109	314	423
Real estate taxes	398	206	604
Property management	30	19	49
Other operating expenses	44	167	211
Insurance	21	35	56

Total expenses	855	983	1,838

Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA)	203	341	544
Interest Expense (1)	(828)	(772)	(1,600)
Benefit for income taxes	251	172	423

Income from Discontinued Operations	$(374)	$(259)	$(633)

(1)	Represents the estimated interest expense for the period related to borrowings from the Company’s credit facility to fund the acquisitions. This includes estimated total borrowings of approximately $41,546,000 with a weighted average borrowing rate of 7.70%.

6400 Shafer Court – Rosemont, Illinois
Statement of Revenue and Certain Expenses
For The Year Ended December 31, 2006
Report of Independent Registered Public Accounting Firm
The Board of Directors of
Grubb & Ellis Company
We have audited the accompanying statement of revenue and certain expenses of the 6400 Shafer Court – Rosemont, Illinois (the Property) for the year ended December 31, 2006. The statement of revenue and certain expenses are the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenue and certain expenses are free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenue and certain expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statements of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in Grubb & Ellis Company’s Current Report on Form 8-K as described in Note 2, and is not intended to be a complete presentation of the Property’s revenue and expenses.
In our opinion, the statement of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 2006 in conformity with U.S. generally accepted accounting principles.
/S/ ERNST & YOUNG LLP
Chicago, Illinois
January 19, 2007

6400 Shafer Court – Rosemont, Illinois
Statement of Revenue and Certain Expenses
For The Year Ended December 31, 2006

Year Ended
December 31,
2006
Revenue
Rental income	$1,174,959
Tenant reimbursements	1,204,083
Other income	10,619

2,389,661

Certain Expenses
Salaries and Wages	165,890
Maintenance	71,018
Cleaning	159,326
Security	69,591
Landscaping	23,287
Utilities	193,345
Management Fees	60,000
Insurance	41,233
Real estate taxes	798,000
Other expenses	68,621

1,650,311

Revenue in excess of certain expenses	$739,350

See accompanying notes.

6400 Shafer Court – Rosemont, Illinois
Notes to Statement of Revenue and Certain Expenses
For The Year Ended December 31, 2006
1. Description of the Property
The 6400 Shafer Court – Rosemont, Illinois (the Property) located at 6400 Shafer Court, Rosemont, Illinois, is an office building that is leased primarily to office tenants.
2. Summary of Significant Accounting Policies
The accompanying statement of revenue and certain expenses for the years ended December 31, 2006 was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statement is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred in future operations of the Property, have been excluded.
In the preparation of the statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.
3. Revenue Recognition and Related Expenses
Rental income is recognized on the straight-line basis over the life of the related lease. The related straight-line rental adjustment increased rental income by approximately $105,000 for the year ended December 31, 2006.
The length of the lease terms range from one to thirteen years from lease inception. Certain leases also contain provisions to recover real estate taxes and certain operating expenses at an amount in excess of the tenant’s base year amount, as defined. Such revenue is included in tenant reimbursements in the statement of revenue and certain expenses.
The total future minimum rental to be received under non-cancelable operating leases executed at December 31, 2006, exclusive of tenant reimbursements and contingent rentals, are as follows:

Year ending December 31
2007	$1,298,785
2008	1,239,211
2009	1,213,488
2010	1,214,730
2011	1,259,586
Thereafter	5,606,445

$11,832,245

Abrams Office Centre – Dallas, Texas
Statement of Revenue and Certain Expenses
For The Year Ended December 31, 2006
Report of Independent Registered Public Accounting Firm
The Board of Directors of
Grubb & Ellis Company
We have audited the accompanying statement of revenue and certain expenses of the Abrams Office Centre – Dallas, Texas (the Property) for the year ended December 31, 2006. The statement of revenue and certain expenses are the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenue and certain expenses are free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenue and certain expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statements of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in Grubb & Ellis Company’s Current Report on Form 8-K as described in Note 2, and is not intended to be a complete presentation of the Property’s revenue and expenses.
In our opinion, the statement of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 2006 in conformity with U.S. generally accepted accounting principles.
/S/ ERNST & YOUNG LLP
Chicago, Illinois
February 20, 2007

Abrams Office Centre – Dallas, Texas
Statement of Revenue and Certain Expenses
For The Year Ended December 31, 2006

Year Ended
December 31,
2006
Revenue
Rental income	$2,425,941
Tenant reimbursements	23,038
Other income	22,122

2,471,101

Certain Expenses
Salaries and Wages	104,000
Maintenance	148,129
Cleaning	120,299
Security	141,060
Utilities	618,807
Management Fees	34,643
Insurance	71,778
Real estate taxes	479,140
Bad debt	15,744
Other expenses	139,910

1,873,510

Revenue in excess of certain expenses	$597,591

See accompanying notes.

Abrams Office Centre – Dallas, Texas
Notes to Statement of Revenue and Certain Expenses
For The Year Ended December 31, 2006
     1. Description of the Property
The Abrams Office Centre – Dallas, Texas (the Property), located at 9330 LBJ Freeway, Dallas, Texas, is an office building that is leased primarily to office tenants.
     2. Summary of Significant Accounting Policies
Basis of Presentation
The accompanying statement of revenue and certain expenses for the year ended December 31, 2006 was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statement are not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred in future operations of the Property, have been excluded.
In the preparation of the statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.
Bad Debt Expense
Bad debt expense is recorded by management of the Property upon determination of certain tenants’ inability to meet the contractual obligations under their lease agreements. Management actively reviews receivables from tenants and determines the probability of collection for receivables identified as potentially uncollectible.
     3. Revenue Recognition and Related Expenses
Rental income is recognized on the straight-line basis over the life of the related lease. The related straight-line rental adjustment decreased rental income by approximately $66,700 for the year ended December 31, 2006.
The length of the lease terms range from two to eleven years from lease inception. Certain leases also contain provisions to recover real estate taxes and certain operating expenses at an amount in excess of the tenant’s base year amount, as defined. Such revenue is included in tenant reimbursements in the statement of revenue and certain expenses.
The total future minimum rental to be received under non-cancelable operating leases executed at December 31, 2006, exclusive of tenant reimbursements and contingent rentals, are as follows:

Year ending December 31
2007	$2,380,536
2008	1,516,401
2009	489,634
2010	300,211
2011	171,161
Thereafter	370,345

$5,228,288

     4. Related Party Transactions
The Property pays an affiliate of one of the Property’s owners monthly fees for property management services provided as well as reimbursements for costs paid on behalf of the Property. Amounts incurred are as follows:

Year Ended
December 31,
2006
Management fee (a)	$34,643
Payroll and other operating costs (b)	175,778

(a)	Management fee equal to 1% of the monthly gross cash receipts, as defined.

(b)	Reimbursement for payroll and insurance costs paid by the affiliate on behalf of the Property.
Abrams Executive Suites, an affiliate of one of the Property’s owners, leases 22,331 square feet of office space from the Property. The Property earns rental revenue of $384,000 annually with respect to the Abrams Executive Suites office space. Such amount is included in rental income in the statement of revenues and certain expenses.
The majority owner of the Property pays approximately $60,000 monthly to the Property pursuant to a master lease agreement executed in September 2004. Such revenue has been excluded from the statement of revenues and certain expenses as the master lease receipts do not reflect the on-going operations of the Property.

Exhibits
The following exhibit is included in this Report
Exhibit 23.1 Consent of Ernst & Young LLP

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY
By:	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

Dated: May 1, 2007